Public Service Enterprise Group PSEG Earnings Conference Call 1 st Quarter 2016 April 29, 2016 EXHIBIT 99.1

Forward-Looking Statements
Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements
are
subject
to
risks
and
uncertainties,
which
could
cause
actual
results
to
differ
materially
from
those
anticipated.
Such
statements
are
based
on
management's
beliefs
as
well
as
assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,”
“potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC) including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and
Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
•
adverse changes in the demand for or ongoing low pricing of the capacity and energy that we sell into wholesale electricity markets,
•
adverse changes in energy industry law, policies and regulations, including market structures and transmission planning,
•
any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators, including prudency reviews and disallowances,
•
any deterioration in our credit quality or the credit quality of our counterparties,
•
changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
•
adverse
outcomes
of
any
legal,
regulatory
or
other
proceeding,
settlement,
investigation
or
claim
applicable
to
us
and/or
the
energy
industry,
•
changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations or increase the cost of our nuclear generating units,
•
actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
•
any inability to manage our energy obligations, available supply and risks,
•
delays or unforeseen cost escalations in our construction and development activities, or the inability to recover the carrying amount of our assets,
•
availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
•
increases in competition in energy supply markets as well as for transmission projects,
•
changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies,
•
changes in customer behaviors, including increases in energy efficiency, net-metering and demand response,
•
adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
•
any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
•
acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
•
delays in receipt of necessary permits and approvals for our construction and development activities,
•
any inability to achieve, or continue to sustain, our expected levels of operating performance,
•
changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
•
an extended economic recession,
•
an inability to realize anticipated tax benefits or retain tax credits,
•
challenges associated with recruitment and/or retention of a qualified workforce, and
•
changes in the credit quality and the ability of lessees to meet their obligations under our domestic leveraged leases.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The
forward-looking
statements
contained
in
this
report
are
intended
to
qualify
for
the
safe
harbor
provisions
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation
and Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted
EBITDA are non-GAAP financial measures that differ from Net Income. Operating Earnings exclude gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market
(MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.
PSEG is presenting Adjusted EBITDA because it provides investors with additional information to compare our business performance to other companies and understand performance trends.
Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense
costs
at
Power’s
fossil
generation
facilities.
This
information
is
not
intended
to
be
viewed
as an alternative to GAAP information. The last two slides in this presentation (Slides A and B)
include a list of items excluded from Net Income to reconcile to Operating Earnings and Adjusted
EBITDA with a reference to that slide included on each of the slides where the non-GAAP information appears.
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/

PSEG 2016 Q1 Review Ralph Izzo Chairman, President and Chief Executive Officer

Q1
Earnings
Summary
–
Solid
Operating
Performance,
Results
Impacted by Extreme Weather Comparisons
$ Millions (except EPS)
2016
2015
Operating Earnings*
$  463
$  529
Reconciling Items, Net of Tax
8
57
Net Income
$  471
$  586
EPS from Operating Earnings*
$  0.91
$  1.04
Quarter ended March 31
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG –
Q1 2016 Highlights
Solid Operating Earnings –
Maintaining Guidance for 2016
Operating Earnings* of $0.91 per share vs. $1.04 per share in Q1 2015
Power results impacted by extremes in weather comparisons and low prices
PSE&G’s expanded investment in transmission and distribution drives improvement in earnings
Operational Excellence
PSEG Power operations performed well in Q1: Nuclear output up 7.5%
on improvement in fleet capacity factor to 99.7%
CCGT units improved fleet availability
PSEG Disciplined Capital Investment
Increased common dividend 5.1% to indicative annual rate of $1.64 per share
Executing on our $16 billion capital program with ~75% directed toward PSE&G infrastructure investments in reliability/resiliency/replacement programs
Construction commenced on Keys and Sewaren CCGTs for targeted commercial operation in 2018
Power pursuing permits on new 485 MW CCGT plant at Bridgeport Harbor site
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

$2.80 -
$3.00E
Maintaining 2016 Earnings Guidance
$2.76
* See
Slide
A
for
Items
excluded
from
Net
Income
to
reconcile
to
Operating
Earnings.
E
=
Estimate.
$2.91
Guidance assumes normal weather and unit operations
2014
2015
2016 Operating Earnings* Guidance

PSEG 2016 Q1 Operating Company Review Dan Cregg EVP and Chief Financial Officer

Q1 Operating Earnings by Subsidiary
$ Millions (except EPS)
Operating Earnings
Earnings per Share
2016
2015
2016
2015
PSE&G
$  262
$  242
$  0.52
$  0.47
PSEG Power
184
278
0.36
0.55
PSEG Enterprise/Other
17
9
0.03
0.02
Operating Earnings*
$  463
$  529
$  0.91
$  1.04
Quarter ended March 31
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG EPS Reconciliation –
Q1 2016 versus Q1 2015
Q1 2016
Operating
Earnings*
Q1 2015
Operating
Earnings*
PSEG Power
PSE&G
PSEG
Enterprise/
Other
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
Transmission
Earnings  0.04
Energy Strong
Recovery  0.01
Weather  (0.02)
Distribution O&M,
Taxes & Other  0.02
PSEG
Long Island
Taxes
Lower Gas Send-Out/
Fixed Cost Recovery (0.12)
Re-contracting and Lower
Volume  (0.09)
Lower Capacity  (0.04)
O&M  0.05
Lower Interest
& Other  0.01
$1.04
0.05
0.01
$0.91
(0.19)
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20

PSE&G 2016 Q1 Review

PSE&G –
Q1 EPS Summary
$ Millions (except EPS)
Q1 2016
Q1 2015
Variance
Operating Revenues
$  1,712
$  2,002
$  (290)
Operating Expenses
Energy Costs
729
892
(163)
Operation & Maintenance
382
412
(30)
Depreciation & Amortization
139
247
(108)
Total Operating Expenses
1,250
1,551
(301)
Operating Earnings/Net Income
$  262
$  242
20
EPS from Operating Earnings/Net Income
$  0.52
$  0.47
$  0.05

PSE&G EPS Reconciliation –
Q1 2016 versus Q1 2015
Transmission
Earnings  0.04
Energy Strong
Recovery  0.01
Weather  (0.02)
Distribution O&M,
Taxes & Other
Q1 2015
Operating
Earnings*
Q1 2016
Operating
Earnings*
* Operating Earnings is equal to Net Income.
$0.47
0.03
0.02
$0.52
$0.00
$0.20
$0.40
$0.60

PSE&G –
Monthly Heating Degree Days
971
800
511
1,122
1,169
847
993
856
682
0
250
500
750
1000
1250
2016
2015
Normal
January
February
March
Q1 2016 Winter weather, as defined by heating degree days, was ~27% warmer than Q1 2015 (the coldest winter in 45 years) and ~10% warmer than normal
Q1 2016 vs. Q1 2015 vs. Q1 Normal
Source:  New Jersey State Climatologist.

2015 –
2018E Rate Base
CAGR Growth of ~10%
Distribution
Transmission
PSE&G’s spending drives high single-digit growth
in rate base through 2020 with known investments
~$13.4B
~$17.7B
~$7.7B
~$5.7B
~$1.8B
~$10.2B
~$2.7B
~$9.3B
Rate
Base
Growth
2015
Rate Base
Potential
Upside
Potential
2020E
Rate
Base
Approved
2020E
Rate
Base
~$1.6B
~$9.3B
~$8.4B
~$19.5B
~$1.6B
~$21.1B
2015 –
2020E Rate Base
CAGR Growth of ~8%
Rate Base
Growth
2015 –
2020E Potential Rate
Base CAGR Growth of ~10%
~$4.3B
~$21.1B
Transmission
~52%
Transmission
~43%
Approved
2018E
Rate
Base

3,500
3,000
2,500
2,000
1,500
1,000
500
0
($ Millions)
2016E
2017E
2018E
2019E
2020E
Transmission
Distribution
Solar
Energy Efficiency
Potential growth
2015 March Investor Conf.

Continued identification of investment opportunities focused on improving reliability for our customers 2016-2020E PSE&G Capital Spending E = ESTIMATE. DATA AS OF MARCH 2016 15

PSE&G –
Q1 2016 Operating Highlights
Implemented annual increase in transmission revenue of $146 million in January 2016
Energy Strong programs continue on-schedule
GSMP investment program beginning
PSE&G invested ~$725 million during Q1 as part of its full-year, $3 billion investment program to upgrade the electric and gas transmission and distribution system
PSE&G issued $850 million of Medium Term Notes consisting of $300 million of 5-year notes at 1.9%
and $550 million of 30 year notes at 3.8%, and retired $171 million of 6.75% long-term debt at maturity
PSE&G Operating Earnings* forecast for full-year 2016 is unchanged at $875 million to $925 million
Financial
Q1
2016
was
the
5
th
warmest
in
our
records
vs.
Q1
2015
–
the
coldest
winter
in
45
years
Heating degree days were 27% below Q1 2015 and 10% below normal
Weather normalized electric sales were lower by 1.8% for Q1 but flat on a trailing 12 month basis
Weather normalized gas sales were lower by 0.3% for the quarter, led by a 1.5% decline in heating demand from residential segment (influenced by large weather adjustment quarter over quarter);
For the trailing 12 months, gas sales have increased by 1.8%
O&M remains well controlled
* Operating Earnings is equal to Net Income.
Regulatory and Market
Environment
Operations

PSEG Power 2016 Q1 Review

PSEG Power –
Q1 Earnings Summary
$ Millions (except EPS)
Q1 2016
Q1 2015
Variance
Operating Revenues
$  1,313
$  1,725
$  (412)
Operating Earnings*
$  184
$  278
$  (94)
Reconciling Items, Net of Tax*
8
57
(49)
Net Income
$  192
$  335
$  (143)
EPS from Operating Earnings*
$  0.36
$  0.55
$  (0.19)
Adjusted EBITDA**
$  416
$  626
$ (210)
*   See
Slide
A
for
Items
excluded
from
Net
Income
to
reconcile
to
Operating
Earnings;
Includes
the
financial
impact
from
Mark-to-Market
positions
with
forward
delivery
months.
** See Slide B for a reconciliation of Adjusted EBITDA to Operating Earnings and Net Income.   E = Estimate.

Lower Gas Send-Out and
Fixed Cost Recovery (0.12)
Re-Contracting and Lower
Volume (0.09)
Capacity  (0.04)
PSEG Power EPS Reconciliation –
Q1 2016 versus Q1 2015
Q1 2016
Operating
Earnings*
Q1 2015
Operating
Earnings*
O&M  0.05
Lower Interest
and Other 0.01
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
$0.55
0.06
$0.36
$0.00
$0.25
$0.50
$0.75
(0.25)

PSEG Power’s Q1 2016 and Full-Year 2016 Guidance for Adjusted
EBITDA
Three
Months Ended
March 31,
Full-Year 2016
Guidance
2016
2015
Low
High
$184
$278
$490
$540
Fossil Major Maintenance, pre-tax
7
49
80
80
Depreciation & Amortization, pre-tax
80
77
340
340
Interest Expense, pre-tax***
22
31
80
80
Income Taxes
123
191
330
360
$416
$626
$1,320E
$1,400E
20
PSEG Power -
Adjusted EBITDA*
*    See Slide B for a reconciliation of Adjusted EBITDA to Operating Earnings and Net Income.   E = Estimate.
**   See
Slide
A
for
Items
excluded
from
Net
Income
to
reconcile
to
Operating
Earnings;
Includes
the
financial
impact
from
Mark-to-Market
positions
with
forward
delivery
months.
***  Net of capitalized interest.
Operating Earnings**
($ Millions)
Adjusted EBITDA*
Add:

PSEG Power –
Generation Measures
7,832
8,419
4,177
3,754
1,028
2,529
0
7,500
15,000
2015
2016
Quarter ended March 31
Total Nuclear
Total Coal*
Oil & Natural Gas
Generation by Fuel (GWh)**
13,201
Quarter ended March 31
* Includes figures for Pumped Storage.  Also includes natural gas fuel switching intervals.    ** Excludes Solar and Kalaeloa
2015
2016
Combined
Cycle
PJM and NY
55%
52%
Coal*
NJ (Coal/Gas)
17%
0.4%
PA
91%
59%
CT
68%
7%
Nuclear
95%
99.7%
14,538
Fleet Capacity Factors (%)

PSEG Power –
Fuel Costs
Quarter ended March 31
($ Millions)
2015
2016
Coal
$82
$27
Oil & Gas
247
66
Total Fossil
329
93
Nuclear
55
58
Total Fuel
Cost
$384
$151
Total
Generation
(GWh)
14,538
13,201
$ / MWh
26.41
11.44
PSEG Power –
Fuel Costs

PSEG Power –
Gross Margin Performance
$47
$44
Quarter ended March 31
Q1 spot prices significantly lower across PJM, ISO-NE, and NYISO versus year ago, driven by abnormally warm weather and related lack of demand
Capacity revenue affected by HEDD retirements in Q2 2015
Access to lower-cost Marcellus gas continues to benefit spark spreads relative to market
Q1 2016 Regional Performance
Region
Gross
Margin ($M)
Comment
PJM
$515
Lower prices on hedged output
combined with lower wholesale
market prices and a decline in
capacity revenue from HEDD
retirements
New
England
$51
Hedging profile improved margins
offsetting lower market prices
New York
$12
Higher volumes with improved fuel
availability
PSEG Power Gross Margin ($/MWh)
$50
$0
$15
$30
$45
$60
2014
2015
2016

Hedging Update
Contracted Energy*
* Hedge percentages and prices as of March 31, 2016.  Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.
Apr-Dec
2016
2017
2018
Volume TWh
26
36
36
Base Load
% Hedged
100%
75-80%
35-40%
(Nuclear and Base Load Coal)
Price $/MWh
$49
$49
$49
Volume TWh
14
19
24
Intermediate Coal, Combined
% Hedged
25-30%
0%
0%
Cycle, Peaking
Price $/MWh
$49
--
--
Volume TWh
39-41
54-56
59-61
Total
% Hedged
70-75%
50-55%
20-25%
Price $/MWh
$49
$49
$49

PSEG Power –
Q1 Operating Highlights
Q1 output down 9.2% to 13.2 GWh on warm winter weather and lower demand vs Q1 2015
Strong nuclear performance: GWh production up 7.5% resulting in a fleet capacity factor of 99.7%
CCGT availability remains strong; production down 5% on lower demand
Operations
Regulatory and Market
Environment
Financial
U.S. Supreme Court unanimously upheld lower court ruling against Maryland subsidized generation law and subsequently dismissed the New Jersey LCAPP case
Base load output in 2016 hedged at an average price of $49/MWh vs 2015 average hedge price of $52/MWh
2016 BGS load projection remains at 11-12 TWh
Power’s total debt as a percentage of capitalization at March 31 was 27%
Power’s
2016
Operating
Earnings*
guidance
range
is
$490
million to
$540
million;
Adjusted
EBITDA** guidance for 2016 is $1.32 billion to $1.40 billion
*   See Slide A for Items excluded from Net Income to reconcile to Operating Earnings; Includes the financial impact from Mark-to-Market positions with forward delivery months.
**  See Slide B for a reconciliation of Adjusted EBITDA to Operating Earnings and Net Income. E = Estimate.

PSEG

PSEG Financial Highlights
Maintaining 2016 Operating Earnings* guidance of $2.80 -
$3.00 per share
Focused on maintaining operating efficiency and customer reliability
Salem Q2 refueling outage extended to replace and repair baffle bolts in reactor vessel
PSE&G expected to contribute over 60% of 2016 Operating Earnings*
Infrastructure Spend
PSE&G T&D spend for 2016 expected to be $3 billion
Power has begun construction of its CCGT units in Maryland and New Jersey
Financial position remains strong
Positive cash from Power and increasing cash flow from operations at PSE&G support dividend growth and fund capital spending program without the need to issue equity
Debt as a percentage of capitalization was 44% at March 31
Increased common dividend 5.1% to indicative annual rate of $1.64 per share
Increasing regulated earnings mix supports opportunity for dividend growth
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG 2016 Operating Earnings Guidance -
By Subsidiary
$ Millions (except EPS)
2016E
2015
PSE&G
$875 -
$925
$787
PSEG Power
$490 -
$540
$653
PSEG Enterprise/Other
$60 -
$60
$36
Operating Earnings*
$1,425 -
$1,525
$1,476
Earnings per Share
$2.80 -
$3.00E
$2.91
*/**See
Slide
A
for
Items
excluded
from
Net
Income
to
reconcile
to
Operating
Earnings
and
Slide
B
for
Items
excluded
from
Net
Income
to
reconcile
to
Operating Earnings and Adjusted EBITDA. See Slide 20 for a reconciliation of  Operating Earnings and Adjusted EBITDA for 2016E.   E = Estimate.
Segment Earnings Guidance and Prior Results
$ Millions
2016E
2015
PSEG Power
$1,320 -
$1,400
$1,563
PSEG Power Adjusted EBITDA**

PSEG Liquidity as of March 31, 2016

Expiration
Total
Available
Company
Facility
Date
Facility
Usage
Liquidity
($ Millions)
PSE&G
5-year Credit Facility
Apr-20
$629
(A)
$14
$615
PSEG Money Pool
5-Year Credit Facility (Power)
Apr-19
$1,600
$202
$1,398
5-Year Credit Facility (Power)
Apr-20
$1,000
(B)
$9
$991
5-year Credit Facility (PSEG)
Apr-19
$500
$10
$490
5-year Credit Facility (PSEG)
Apr-20
$524
(C)
$12
$512
Total Money Pool
$3,624
$233
$3,391
Total
$4,253
$247
$4,006
$0
(B) Power facility will be reduced by $48 million in April 2016, and $24 million in March 2018.
PSE&G ST Investment
$521
Total Liquidity Available
$4,527
PSEG / Power
(A) PSE&G facility will be reduced by $29 million in April 2016, and $14 million in March 2018;
facility was increased by $29 million in March 2016 in anticipation of the April expiration.
PSEG Money Pool ST Investment
(C) PSEG facility will be reduced by $23 million in April 2016, and $12 million in March 2018;
facility was increased by $24 million in March 2016 in anticipation of the April expiration.

A
Items Excluded from Net Income to Reconcile to Operating Earnings
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
2016
2015
2015
2014
Operating Earnings
463
$
529
$
1,476
$
1,400
$
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power)
(5)
2
8
68
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power)
13
(20)
93
66
Storm O&M, net of insurance recoveries (PSEG Power)
-
75
102
(16)
Net Income
471
$
586
$
1,679
$
1,518
$
Fully Diluted Average Shares Outstanding (in Millions)
508
508
508
508
Operating Earnings
0.91
$
1.04
$
2.91
$
2.76
$
Gain (Loss) on NDT Fund Related Activity (PSEG Power)
(0.01)
-
0.01
0.13
Gain (Loss) on MTM
(a)
(PSEG Power)
0.03
(0.04)
0.18
0.13
Storm O&M, net of insurance recoveries (PSEG Power)
-
0.15
0.20
(0.03)
Net Income
0.93
$
1.15
$
3.30
$
2.99
$
(a) Includes the financial impact from positions with forward delivery months.
($ Millions, Unaudited)
($ Per Share Impact -
Diluted, Unaudited)
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
Three Months Ended
Consolidated Operating Earnings Reconciliation
Year-Ended
March 31,
December 31,

Items Excluded from Net Income to Reconcile to Operating Earnings and Adjusted EBITDA
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP
financial measures and how they differ from Net Income.
B
2016
2015
2015
2014
Adjusted EBITDA
416
$
626
$
1,563
$
1,584
$
Fossil Major Maintenance, pre-tax
(7)
(49)
(128)
(144)
Depreciation and Amortization, pre-tax
(b)
(80)
(77)
(301)
(291)
Interest Expense, pre-tax
(b)(c)
(22)
(31)
(120)
(120)
Income Taxes
(b)
(123)
(191)
(361)
(387)
Operating Earnings
184
$
278
$
653
$
642
$
Gain (Loss) on NDT Fund Related Activity, pre-tax
(8)
7
24
138
Gain (Loss) on MTM, pre-tax
(a)
22
(34)
157
111
Storm O&M, net of insurance recoveries, pre-tax
-
127
172
(27)
Income Taxes related to Operating Earnings reconciling items
(6)
(43)
(150)
(104)
Net Income
192
$
335
$
856
$
760
$
(a) Includes the financial impact from positions with forward delivery months.
(b) Excludes amounts related to Operating Earnings reconciling items.
($ Millions, Unaudited)
Reconciling Items
PSEG Power Adjusted EBITDA Reconciliation
March 31,
Three Months Ended
Year-Ended
December 31,
(c) Net
of capitalized interest.